Exhibit 99.1
NantHealth, Inc.
Summary of Unaudited Pro Forma Financial Information
(Dollars in thousands, except per share amounts)
Overview
On August 3, 2017, NantHealth, Inc. ("the Company”) entered into an asset purchase agreement (the “APA”) with Allscripts Healthcare Solutions, Inc. (“Allscripts”), pursuant to which the Company agreed to sell to Allscripts substantially all of the assets of the Company’s provider/patient engagement solutions business, including the Company’s FusionFX solution and components of its NantOS software connectivity solutions (the “Business”). On August 25, 2017, the Company and Allscripts completed the sale of the Business (the "Disposition") pursuant to the APA.
Allscripts conveyed to the Company 15,000,000 shares of Company common stock (par value $0.0001 per share) previously owned by Allscripts as consideration for the acquired Business upon Disposition. The Company intends to retire the shares of stock. Allscripts paid the Company $1,742 of cash consideration as an estimated working capital payment, and such amount is subject to adjustment based upon the final amount of working capital as of the closing date. The Company is also responsible for paying Allscripts for fulfilling certain customer service obligations of the Business post-closing, and the Company may be entitled to receive from Allscripts up to an additional $1,110 of cash consideration for the Business if Allscripts receives such amounts from certain customers after the Disposition.
Concurrent with the closing of the Disposition and as contemplated by the APA, (a) the Company and Allscripts modified the amended and restated mutual license and reseller agreement dated June 26, 2015, as amended, such that, among other things, the Company committed to deliver a minimum dollar amount of total bookings over a ten year period; (b) the Company and Allscripts each licensed certain intellectual property to the other party pursuant to a cross license agreement; (c) the Company agreed to provide certain transition services to Allscripts pursuant to a transition services agreement; and (d) the Company licensed certain software and agreed to sell certain hardware to Allscripts pursuant to a software license and supply agreement.
Basis of Presentation
The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2017 has been prepared to give effect to the Disposition as if it had occurred on June 30, 2017, and the following unaudited pro forma consolidated and combined statements of operations for the six months ended June 30, 2017 and the years ended December 31, 2016, 2015 and 2014 have been prepared to give effect to the elimination of revenues and costs from continuing operations as a result of the Disposition as if it had occurred on January 1, 2014.
The unaudited pro forma condensed consolidated financial statements for the Company were derived from, and should be read in conjunction with, the Company's unaudited interim Condensed Consolidated Financial Statements included in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on August 11, 2017 and from the audited Consolidated and Combined Financial Statements for the years ended December 31, 2016, 2015 and 2014 included in the Company's Annual Report on Form 10-K filed with the SEC on March 31, 2017.
The unaudited pro forma condensed consolidated financial statements were prepared in accordance with Article 11 of Regulation S-X. The historical financial information has been adjusted to give effect to pro forma events that are (i) directly attributable to the Disposition, (ii) factually supportable, and (iii) with respect to the unaudited pro forma consolidated and combined statements of operations, expected to have a continuing impact on the combined results.
The unaudited pro forma condensed consolidated financial statements do not include adjustments associated with the amended and restated mutual license and reseller agreement, transition services agreement or other licensing arrangements entered into in connection with the Disposition. Pro forma adjustments have not been made to reflect these arrangements as the impact of their fixed elements are not expected to be material to the remaining Company, and as the variable elements of the arrangement are not estimable or factually supportable at this time.
Additionally, the unaudited pro forma condensed consolidated financial statements do not include adjustments associated with the 2017 Corporate Restructuring Plan ("Restructuring") disclosed in the Current Report on Form 10-Q filed with the SEC on August 11, 2017, as the Restructuring is not directly attributable to the Disposition.
The pro forma adjustments are described in the notes to the unaudited pro forma financial information and are based upon available information and assumptions that the Company believes are reasonable.

The unaudited pro forma financial information included herein is for informational purposes only and is not necessarily indicative of what the Company's financial performance and financial position would have been had the Disposition been completed on the dates assumed, nor is such unaudited pro forma financial information necessarily indicative of the results to be expected in any future period. Actual results may differ significantly from those reflected here in the unaudited pro forma condensed consolidated and combined financial statements for various reasons, including but not limited to, the differences between the assumptions used to prepare the unaudited pro forma condensed consolidated financial statements and actual results.
# # #

FINANCIAL TABLES FOLLOW

NantHealth, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2017
(Dollars in thousands, except per share amounts)

	As Reported (A)	Pro Forma Adjustments		Pro Forma

Assets
Current assets
Cash and cash equivalents	$92,669	$1,669	(D)(E)	$94,338
Accounts receivable, net	11,345	(831)	(E)	10,514
Inventories	2,165	(507)	(E)	1,658
Deferred implementation costs	4,207	(3,271)	(E)	936
Related party receivables, net	1,136	—		1,136
Prepaid expenses and other current assets	5,228	(1,287)	(E)	3,941
Total current assets	116,750	(4,227)		112,523
Property, plant, and equipment, net	31,773	(11,470)	(E)	20,303
Deferred implementation costs, net of current	8,882	(4,777)	(E)	4,105
Deferred income taxes, net	—	82	(E)	82
Goodwill	131,068	(16,444)	(F)	114,624
Intangible assets, net	109,287	(35,469)	(E)	73,818
Investment in related party	163,786	—		163,786
Related party receivable, net of current	1,869	—		1,869
Other assets	2,033	(189)	(E)	1,844
Total assets	$565,448	$(72,494)		$492,954

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$1,195	$(225)	(E)	$970
Accrued and other current liabilities	18,686	(1,813)	(E)(G)(H)	16,873
Deferred revenue	18,699	(8,206)	(E)	10,493
Related party payables, net	11,368	—		11,368
Total current liabilities	49,948	(10,244)		39,704
Deferred revenue, net of current	12,244	(5,695)	(E)	6,549
Related party liabilities	8,521	—		8,521
Related party promissory note	112,666	—		112,666
Related party convertible note, net	7,750	—		7,750
Convertible notes, net	72,763	—		72,763
Deferred income taxes, net	1,122	(1,122)	(E)	—
Other liabilities	619	—		619
Total liabilities	265,633	(17,061)		248,572

Stockholders' equity
Common stock, $0.0001 par value per share, 750,000,000 shares authorized; 121,953,800 shares reported minus 15,000,000 pro forma adjustments equal 106,953,800 pro forma shares issued and outstanding at June 30, 2017 (Including 6,976 shares of restricted stock)	12	(1)	(C)	11
Additional paid-in capital	885,654	(3,607)	(I)	882,047
Accumulated deficit	(586,452)	(51,805)	(J)	(638,257)
Accumulated other comprehensive income	601	(20)	(E)	581
Total stockholders' equity	299,815	(55,433)		244,382
Total liabilities and stockholders' equity	$565,448	$(72,494)		$492,954
This unaudited pro forma financial information should be read in conjunction with the accompanying footnotes.

NantHealth, Inc.
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the Six Months Ended June 30, 2017
(Dollars in thousands, except per share amounts)

	As Reported (A)	Pro Forma Adjustments		Pro Forma

Revenue:
Software and hardware	$4,091	$(845)	(K)	$3,246
Software-as-a-service	30,512	(849)	(K)	29,663
Total software-related revenue	34,603	(1,694)		32,909
Maintenance	7,855	(2,369)	(K)	5,486
Sequencing and molecular analysis	960	—		960
Other services	5,321	(2,058)	(K)	3,263
Total net revenue	48,739	(6,121)		42,618

Cost of Revenue:
Software and hardware	840	(687)	(K)	153
Software-as-a-service	13,459	(2,175)	(K)	11,284
Total software-related cost of revenue	14,299	(2,862)		11,437
Maintenance	1,816	(1,526)	(K)	290
Sequencing and molecular analysis	3,050	—		3,050
Other services	10,325	(6,817)	(K)	3,508
Amortization of developed technologies	6,211	(3,325)	(K)	2,886
Total cost of revenue	35,701	(14,530)		21,171

Gross profit	13,038	8,409		21,447

Operating Expenses:
Selling, general and administrative	43,822	(7,162)	(L)	36,660
Research and development	25,245	(7,943)	(L)	17,302
Amortization of software license and acquisition-related assets	3,628	(1,519)	(L)	2,109
Total operating expenses	72,695	(16,624)		56,071

Loss from operations	(59,657)	25,033		(34,624)
Interest expense, net	(7,982)	—		(7,982)
Other income, net	330	(82)	(L)	248
Loss from related party equity method investment including impairment loss	(43,411)	—		(43,411)
Loss before income taxes	(110,720)	24,951		(85,769)
Provision for (benefit from) income taxes	459	(404)	(L)	55
Net income (loss)	$(111,179)	$25,355		$(85,824)

Net loss per share:
Basic and diluted - common stock	$(0.91)			$(0.80)

Weighted average shares outstanding:
Basic and diluted - common stock	121,687,454	(15,000,000)	(M)	106,687,454

This unaudited pro forma financial information should be read in conjunction with the accompanying footnotes.

NantHealth, Inc.
Unaudited Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2016
(Dollars in thousands, except per share amounts)

	As Reported (B)	Pro Forma Adjustments		Pro Forma

Revenue:
Software and hardware	$8,242	$(1,492)	(K)	$6,750
Software-as-a-service	58,359	(2,149)	(K)	56,210
Total software-related revenue	66,601	(3,641)		62,960
Maintenance	14,238	(5,149)	(K)	9,089
Sequencing and molecular analysis	604	—		604
Other services	18,937	(11,187)	(K)	7,750
Total net revenue	100,380	(19,977)		80,403

Cost of Revenue:
Software and hardware	1,834	(1,018)	(K)	816
Software-as-a-service	24,713	(4,830)	(K)	19,883
Total software-related cost of revenue	26,547	(5,848)		20,699
Maintenance	2,750	(1,952)	(K)	798
Sequencing and molecular analysis	1,987	—		1,987
Other services	25,462	(13,816)	(K)	11,646
Amortization of developed technologies	15,588	(7,096)	(K)	8,492
Total cost of revenue	72,334	(28,712)		43,622

Gross profit	28,046	8,735		36,781

Operating Expenses:
Selling, general and administrative	120,653	(15,395)	(L)	105,258
Research and development	61,637	(14,327)	(L)	47,310
Amortization of software license and acquisition-related assets	7,257	(3,040)	(L)	4,217
Total operating expenses	189,547	(32,762)		156,785

Loss from operations	(161,501)	41,497		(120,004)
Interest expense, net	(6,340)	(89)	(L)	(6,429)
Other income, net	1,922	1,671	(L)	3,593
Loss from related party equity method investment including impairment loss	(40,994)	—		(40,994)
Loss before income taxes	(206,913)	43,079		(163,834)
Benefit from income taxes	(22,811)	(986)	(L)	(23,797)
Net income (loss)	$(184,102)	$44,065		$(140,037)

Net income (loss) per share (1):
Basic and diluted - common stock	$(1.69)			$(1.50)
Basic and diluted - redeemable common stock	$0.99			$0.99

Weighted average shares outstanding (1):
Basic and diluted - common stock	111,600,650	(14,703,356)	(M)	96,897,294
Basic and diluted - redeemable common stock	5,005,855	—		5,005,855
This unaudited pro forma financial information should be read in conjunction with the accompanying footnotes.

NantHealth, Inc.
Unaudited Pro Forma Consolidated and Combined Statements of Operations
For the Year Ended December 31, 2015
(Dollars in thousands, except per share amounts)

	As Reported (B)	Pro Forma Adjustments		Pro Forma

Revenue:
Software and hardware	$14,616	$(324)	(K)	$14,292
Software-as-a-service	20,734	(6,808)	(K)	13,926
Total software-related revenue	35,350	(7,132)		28,218
Maintenance	10,452	(1,253)	(K)	9,199
Sequencing and molecular analysis	75	—		75
Other services	12,427	(3,742)	(K)	8,685
Total net revenue	58,304	(12,127)		46,177

Cost of Revenue:
Software and hardware	90	(243)	(K)	(153)
Software-as-a-service	7,019	(3,792)	(K)	3,227
Total software-related cost of revenue	7,109	(4,035)		3,074
Maintenance	1,874	(1,463)	(K)	411
Sequencing and molecular analysis	39	—		39
Other services	15,202	(3,939)	(K)	11,263
Amortization of developed technologies	10,585	(4,684)	(K)	5,901
Total cost of revenue	34,809	(14,121)		20,688

Gross profit	23,495	1,994		25,489

Operating Expenses:
Selling, general and administrative	69,021	(13,304)	(L)	55,717
Research and development	23,835	(9,587)	(L)	14,248
Amortization of software license and acquisition-related assets	1,542	(1,520)	(L)	22
Total operating expenses	94,398	(24,411)		69,987

Loss from operations	(70,903)	26,405		(44,498)
Interest expense, net	(627)	—		(627)
Other income, net	2,508	(98)	(L)	2,410
Loss from related party equity method investment	(2,584)	—		(2,584)
Loss before income taxes	(71,606)	26,307		(45,299)
Provision for (benefit from) income taxes	405	(14)	(L)	391
Net income (loss)	$(72,011)	$26,321		$(45,690)

Net income (loss) per share (1):
Basic and diluted - common stock	$(0.99)			$(0.76)
Basic and diluted - redeemable common stock	$1.50			$1.50

Weighted average shares outstanding (1):
Basic and diluted - common stock	88,970,842	(7,397,260)	(M)	81,573,582
Basic and diluted - redeemable common stock	10,714,285	—		10,714,285

This unaudited pro forma financial information should be read in conjunction with the accompanying footnotes.

NantHealth, Inc.
Unaudited Pro Forma Consolidated and Combined Statements of Operations
For the Year Ended December 31, 2014
(Dollars in thousands, except per share amounts)

	As Reported (B)	Pro Forma Adjustments		Pro Forma

Revenue:
Software and hardware	$8,372	$(123)	(K)	$8,249
Software-as-a-service	9,778	(848)	(K)	8,930
Total software-related revenue	18,150	(971)		17,179
Maintenance	5,345	(54)	(K)	5,291
Other services	10,426	(16)	(K)	10,410
Total net revenue	33,921	(1,041)		32,880

Cost of Revenue:
Software and hardware	1,025	—		1,025
Software-as-a-service	8,026	(4,765)	(K)	3,261
Total software-related cost of revenue	9,051	(4,765)		4,286
Maintenance	438	—		438
Other services	7,047	—		7,047
Amortization of developed technologies	7,694	(1,792)	(K)	5,902
Total cost of revenue	24,230	(6,557)		17,673

Gross profit	9,691	5,516		15,207

Operating Expenses:
Selling, general and administrative	46,209	(2,829)	(L)	43,380
Research and development	16,979	(2,542)	(L)	14,437
Amortization of software license and acquisition-related assets	7,033	—		7,033
Impairment of intangible asset	24,150	—		24,150
Total operating expenses	94,371	(5,371)		89,000

Income (loss) from operations	(84,680)	10,887		(73,793)
Interest expense, net	(980)	—		(980)
Other income (expense), net	(477)	(59)	(L)	(536)
Income from related party equity method investment	1,525	—		1,525
Loss before income taxes	(84,612)	10,828		(73,784)
Provision for (benefit from) income taxes	5	(1)	(L)	4
Net income (loss)	(84,617)	10,829		(73,788)
Less: Net loss attributed to non-controlling interests	(192)	—		(192)
Net income (loss) attributed to NantHealth	$(84,425)	$10,829		$(73,596)

Net loss per share (1):
Basic and diluted - common stock	$(1.13)			$(0.99)

Weighted average shares outstanding (1):
Basic and diluted - common stock	74,505,127	—	(M)	74,505,127

This unaudited pro forma financial information should be read in conjunction with the accompanying footnotes.

NantHealth, Inc.
Unaudited Pro Forma Consolidated and Combined Statements of Operations
(Dollars in thousands)

(1)
The net income (loss) per share and weighted average shares outstanding have been computed to give effect to the LLC conversion that occurred on June 1, 2016, prior to the Company's initial public offering ("IPO"). In conjunction with the LLC conversion, (a) all of the Company's outstanding members' units automatically converted into shares of common stock, based on the relative rights of the Company's pre-IPO equity holders as set forth in the Company's limited liability company agreement and (b) the Company adopted and filed a certificate of incorporation with the Secretary of State of the state of Delaware and adopted bylaws. The Company adopted and filed an amendment to its certificate of incorporation with the Secretary of State of the state of Delaware to effect a 1-for-5.5 reverse stock split of its common stock.

The net loss per common share for the years ended December 31, 2016 and 2015 reflects $4,958 and $16,042, respectively, in accretion value allocated to the redeemable common stock. The redeemable common stock contained a put right, which expired unexercised on June 20, 2016. As a result of and as of that date, the shares were no longer redeemable and were included in common stock.

NantHealth, Inc.
Notes to Unaudited Pro Forma Financial Information
(Dollars in thousands, except per share amounts)
The Company's unaudited pro forma financial information as of June 30, 2017, the six months ended June 30, 2017, and the years ended December 31, 2016, 2015 and 2014 include the following adjustments:

(A)	As reported in the Quarterly Report on Form 10-Q filed by the Company with the SEC on August 11, 2017.

(B)	As reported in the Annual Report on Form 10-K filed by the Company with the SEC on March 31, 2017.

(C)
Represents the reduction to common stock related to the receipt from Allscripts of 15,000,000 shares of Company's common stock (par value $0.0001 per share) previously owned by Allscripts, as consideration for the acquired Business. The Company valued the shares using a per share amount of $2.85, which is the closing per share price of the common stock on the date of Disposition, August 25, 2017.

(D)
Pro forma adjustment includes estimated net cash consideration of $1,742 received in exchange for the Business, subject to finalization of certain working capital adjustments, less the pro forma effect of removing $73 of cash related to the Business.

(E)	Represents the pro forma effect to remove the assets and liabilities included in the Disposition as if it had occurred on June 30, 2017.

(F)
Represents the pro forma effect of removing the relative fair value of goodwill attributable to the Business as if the Disposition had occurred on June 30, 2017. The Company has historically operated as a single reporting unit, and therefore, goodwill attributable to the Business was calculated based on the preliminary determination of the estimated fair value of the Business (using the estimated consideration received) relative to the estimated fair value of the Company that remains after Disposition.

(G)	Pro forma adjustment includes $308 of additional accrued transaction costs directly attributable to the Disposition, not recorded as of June 30, 2017.

(H)	Pro forma adjustment includes $883 of estimated accrued costs to be incurred by the Company to fulfill certain customer service obligations of the Business after the Disposition.

(I)
Represents the forfeiture of share based awards in conjunction with the Disposition for the employees who ceased being employed by the Company and have become employees of Allscripts relative to the Disposition.

(J)	The pro forma adjustment to accumulated deficit includes the following:

Estimated cash received as consideration for Disposition	$1,742	(D)
Estimated costs to be incurred by the Company to fulfill certain customer service obligations of the Business post-closing	(883)	(H)
Fair value of common stock received as consideration for Disposition	42,750	(C)
Net estimated consideration received for Disposition	43,609
Less: Net assets disposed	(55,984)
Plus: Effect of removing cumulative translation adjustments	20
Loss on Disposition (1)	(12,355)
Effect of forfeiture of share based awards on accumulated deficit (2)	3,607	(I)
Estimated transaction costs associated with the Disposition	(308)	(G)
Retirement of common stock received as consideration for Disposition, net of par value	(42,749)	(C)
Total pro forma adjustment to accumulated deficit	$(51,805)
(1) Represents the estimated Loss on the Disposition as if it had occurred on June 30, 2017. This loss is not reflected in the accompanying unaudited pro forma condensed consolidated statement of operations because it is a nonrecurring item.
(2) Represents the offsetting effect on accumulated deficit of decreasing additional paid-in capital related to share based awards forfeited at time of the Disposition.

(K)	Represents the pro forma effect of the Disposition on revenue and cost of revenue as if it had occurred on January 1, 2014.

(L)	Represents the pro forma effect of the Disposition on operating expenses, non-operating expenses and the provision for (benefit from) income taxes as if it had occurred on January 1, 2014.

(M)
Represents the adjustment to the Company’s weighted average shares outstanding for purposes of calculating the pro forma earnings per share. Assuming the Disposition occurred on January 1, 2014, we have calculated the pro forma effect on the Company’s weighted average shares outstanding by eliminating the 14,285,714 shares acquired by Allscripts on June 26, 2015, and the additional shares acquired by Allscripts at the time of the Company's IPO on June 1, 2016. This resulted in a decrease to the pro forma weighted average shares outstanding of 15,000,000, 14,703,356, 7,397,260 and 0 for the six months ended June 30, 2017, and the years ended December 31, 2016, 2015 and 2014, respectively.